Exhibit 10.12


                             AGREEMENT FOR SERVICES
                             ----------------------

THIS Agreement for Services is made as of this 18th day of March, 2004 (the "Effective Date") by and between RegeneRx Biopharmaceuticals, Inc. with an office located at 3 Bethesda Metro Center, Suit 700, Bethesda, Maryland 20814 ("Sponsor") and PAREXEL International, LLC, with an office located at 195 West Street, Waltham, MA 02451 ("PAREXEL").

                                   WITNESSETH

WHEREAS, Sponsor is engaged in research and development of pharmaceutical and diagnostic products; and

WHEREAS, PAREXEL is engaged in the business of clinical trials management, regulatory affairs consulting services, database management and statistical analysis of clinical research and product development for pharmaceutical and diagnostic products; and

WHEREAS, Sponsor desires to retain PAREXEL to assist in certain product development activities.

NOW, THEREFORE, in consideration of the mutual promises and undertakings herein set forth, the parties hereto agree as follows:

                               SECTION 1: SERVICES
                               -------------------

1.1: Sponsor hereby retains PAREXEL to provide the services outlined in Exhibit A which, upon signature by both parties hereto, is/will be incorporated into and made a part of this Agreement.

1.2: Subject to the terms and conditions hereinafter set forth, PAREXEL shall diligently perform the services outlined in Exhibit A consistent with professional industry standards.

1.3: PAREXEL shall also provide additional services specified in any future Exhibit that may be agreed to between the parties in writing. If Sponsor wishes to change the scope of the services covered by this Agreement or wishes to obtain additional services not covered by this Agreement not listed in an Exhibit, Sponsor shall so advise PAREXEL and shall submit specifications to PAREXEL. After receipt of the specifications, PAREXEL may provide Sponsor with a cost estimate for performing such services. All services provided by PAREXEL shall be governed by the terms and conditions of this Agreement and by such supplementary written amendments or Exhibits as may be, from time to time, executed between the parties. In the event of a conflict between the provisions of this Agreement and the Exhibit, the provisions of this Agreement shall govern.

1.4: The parties acknowledge and agree that Affiliates of either party may request or perform services, as the case may be, pursuant to this Agreement by executing an Exhibit or other applicable contractual documents in accordance with this Agreement. "Affiliate" means, with respect to a party to this Agreement, any other legally recognizable entity directly or indirectly controlling, controlled by, or

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under common control with such entity. Upon execution of an Exhibit, the parties to the Exhibit shall assume the respective rights and obligations of this Agreement for the purposes of such Exhibit."

                                 SECTION 2: TERM
                                 ---------------

This Agreement shall commence on the Effective Date and shall thereafter remain in full force and effect until termination or expiration as provided herein.

                      SECTION 3: COMPENSATION AND EXPENSES
                      ------------------------------------

3.1: As compensation for its services hereunder, Sponsor shall pay PAREXEL the amounts specified in Exhibit A attached hereto or any subsequent Exhibit agreed to by the parties. Should the scope of a project described in any Exhibit change, the PAREXEL service fees and any related pass-through expenses to be paid by Sponsor pursuant to such Exhibit will be adjusted as mutually agreed upon in writing by Sponsor and PAREXEL.

3.2: Sponsor will reimburse PAREXEL for all travel, third party payments (if applicable), printing, shipping, teleconference and any other reasonable out-of-pocket expenses (collectively, "pass-through expenses") incurred by PAREXEL personnel at the request of Sponsor.

3.3: PAREXEL shall be responsible for taxes based on its net income. All other taxes [taxes applicable to travel and expense charges] shall be the responsibility of Sponsor and such taxes shall not be included in the PAREXEL service fees payable hereunder.

3.4: Sponsor acknowledges that, as part of PAREXEL's performance, under this Agreement, PAREXEL may enter into contracts with investigators on behalf of Sponsor. PAREXEL will assume responsibility for administering and disbursing payments to the investigators as outlined in Exhibit A or any future Exhibit attached hereto. In no event shall an investigator be construed to be PAREXEL's subcontractor or agent. Sponsor will provide adequate funds to PAREXEL in advance for such investigator payments in accordance with a schedule to be mutually agreed upon between the parties. In no event will PAREXEL be required to disburse payments to any third parties if sufficient advance funds are not available to cover such disbursements. Any remaining funds will be returned to Sponsor after termination of each study as soon as all obligations to the investigators have been satisfied. In the event the funds advanced by Sponsor pursuant to this Section 3.4 are insufficient to cover such investigator payments, Sponsor will promptly pay to PAREXEL the additional amounts required. PAREXEL will provide Sponsor with reports on disbursements to investigators within thirty (30) days after the end of each calendar quarter.

3.5: All payments for PAREXEL service fees and pass-through costs under this Agreement shall be made within thirty (30) days after receipt of invoice except that all third party payments shall be made consistent with Section 3.4.


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                           SECTION 4: CONFIDENTIALITY
                           --------------------------

Each party hereto understands that the other's relationship with its clients, officers and employees is one of confidence and that during the period of this agreement between PAREXEL and Sponsor, either party may receive, or may have already received, knowledge of, or access to, information which relates to the business, operations, products, or plans of the other or of its clients and which is not known to the general public (hereinafter "Confidential Information"). Except as necessary pursuant to the purpose of this Agreement, the receiving party will not at any time, without the prior written consent of the disclosing party, (a) use the Confidential Information for any purpose other than the purpose related to this Agreement, or (b) disclosure any Confidential Information to any other person or entity, or (c) use any Confidential Information for the receiving party's own benefit or the benefit of any other person or entity. The foregoing obligations shall not apply to information which: (i) was known to the receiving party prior to receipt from the disclosing party; (ii) is or lawfully becomes generally available to the public; (iii) is lawfully acquired from third parties who have a right to disclosure such information; (iv) by mutual written agreement is released from a confidential status; (v) the receiving party is required by law to release, provided, the disclosing party is given prior written notice of such request; or (vi) is independently developed by the receiving party without use of the Confidential Information.

                             SECTION 5: TERMINATION
                             ----------------------

5.1: This Agreement or any particular Exhibit(s) to this Agreement, may be terminated by either party upon material default in performance of the other party, provided that any defaulting party shall be given not less than ninety
(90) days prior written notice of default and the opportunity to cure the default during such period.

5.2: This Agreement or any particular Exhibit(s) to this Agreement, may be terminated by either party without cause upon one-hundred-twenty (120) days prior written notice to the other party.

5.3: In the event that, pursuant to this Section 5, this Agreement or any Exhibit(s) thereto, is terminated prior to the completion of the services contemplated thereunder, PAREXEL will cease providing services under the Agreement or applicable Exhibit other than services and obligations which are reasonable and necessary to safely close out the study ("closeout work"), and will terminate then current third party obligations to the extent practicable. Sponsor agrees that, upon termination, it shall no longer be entitled to the project rates that were conditioned upon completion of the terminated project, and furthermore agrees that it shall pay PAREXEL for all services performed in accordance with this Agreement (including but not limited to closeout work) at PAREXEL's prevailing billing rate, as well as all non-cancelable pass-through expenses incurred through the closeout date. Any final payment still owed to PAREXEL, or any refund due Sponsor pursuant to this Section shall be made by Sponsor or PAREXEL, as applicable within thirty (30) days of the final reconciliation invoice(s) from PAREXEL.

5.4: If not sooner terminated, this Agreement will expire the later of (5) years from the Effective Date or upon completion of the work contemplated by all Exhibits hereto.

                           SECTION 6: INDEMNIFICATION
                           --------------------------

Sponsor agrees to defend, indemnify, and hold harmless PAREXEL, its subsidiaries and affiliates, and their respective employees, directors, independent contractors and agents against and from any third party claims, proceedings, (which shall include, without limitation, any command to produce documents or testimony) or investigations, including, without limitation, claims, proceedings or investigations by administrative and governmental agencies, arising out of or in connection with this Agreement, including, without limitation, amounts paid in settlement of claims, proceedings, or investigations, and agrees to bear all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in connection with the defense or settlement of any such claim, proceeding or investigation as such costs and expenses are incurred in advance of judgment. Sponsor shall have no obligation to indemnify PAREXEL and PAREXEL shall defend, indemnify and hold harmless Sponsor to the extent that any third party claims, proceedings or investigations are based on PAREXEL's gross negligence or willful misconduct. The party seeking indemnification shall promptly notify the indemnifying party of any such claim and shall cooperate with the indemnifying party in the defense of such claim.

                              SECTION 7: PUBLICITY
                              --------------------

7.1: The parties agree that they shall obtain the other party's prior written approval before using each other's name, symbols and/or marks in any form of publicity. Such obligation shall not apply to disclosures which either party is required by law to make or regulatory submissions.

                        SECTION 8: INDEPENDENT CONTRACTOR
                        ---------------------------------

The relationship of the parties to each other under this Agreement shall be that of an independent contractor, and nothing contained herein shall be construed to be inconsistent with that relationship or status. The employees, and consultants of one party hereto shall not be considered employees or agents of the other party. This Agreement shall not constitute, create, or in any way be interpreted as, a joint venture, partnership, or business organization of any kind.

                                SECTION 9: DELAYS
                                -----------------

9.1: Sponsor acknowledges that PAREXEL will require documents, drug supplies, data, records, and cooperation by Sponsor in order to properly perform the services hereunder and that PAREXEL is not responsible for errors, delays or other consequences arising from the failure of Sponsor to provide same.

9.2: Sponsor also acknowledges that PAREXEL will not be responsible for any default under this Agreement by reason of strikes, riots, wars, acts of terrorism, fire, acts of God, acts in compliance with any law, or any other cause beyond its reasonable control.

9.3: If Sponsor delays or suspends a project for a period of longer than one (1) month due to no fault of PAREXEL and the parties mutually agree that certain PAREXEL staff shall continue to be assigned to the project during the period of such delay or suspension, and a monthly maintenance fee will be

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charged, in an amount mutually agreed upon by the parties. Such delay shall last no longer than six (6) months after which time PAREXEL shall have the right to terminate or amend this Agreement.

                              SECTION 10: OWNERSHIP
                              ---------------------

Sponsor shall retain full ownership rights in all information, reports and other proprietary or protectable matters developed as part of the services performed under this Agreement and relating exclusively to Sponsor's products and their applications. PAREXEL shall retain full ownership rights to all templates, manuals, processes, methodologies, programs and other materials developed or licensed by PAREXEL, including any improvements thereto, which are related to PAREXEL's business or services. Following completion of the services outlined in an Exhibit, PAREXEL, at Sponsor's expense, will return client data or other materials furnished to PAREXEL. All study documentation not returned to Sponsor will be kept by PAREXEL, at Sponsor's expense, for at least two years after the New Drug Application is approved.

                      SECTION 11: COMMUNICATIONS & PAYMENTS
                      -------------------------------------

11.1: Legal notices provided for in this Agreement shall be sent by first class mail, postage prepaid, addressed to the following persons s:

To PAREXEL:

         PAREXEL International, LLC
         195 West Street
         Waltham, MA 02451
         ATTN:  General Counsel

To Sponsor:

         David Crockford, and
         J.J. Finkelstein
         RegeneRx Biopharmaceuticals, Inc.
         3 Bethesda Metro Center
         Suite 700
         Bethesda, Maryland 20814

11.2: Payments provided by Sponsor under this Agreement shall be sent to one of the following addresses:

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------------------------------------------------------------------------------------------------
US Check Remittance Address:                    Wire Remittance:
---------------------------                     ---------------
                                                (within US use ABA; for International use SWIFT):
------------------------------------------------------------------------------------------------
PAREXEL International, LLC                      Beneficiary Bank: LaSalle National Bank
5329 Paysphere Circle                                             135 South LaSalle Street
Chicago, IL 60674                                                 Chicago, IL 60674
------------------------------------------------------------------------------------------------
                                                ABA:  071-000-505
Federal Tax ID Number: 04-3517643               SWIFT: LASLUS44
                                                Beneficiary Name:  PAREXEL International, LLC
                                                Beneficiary Account:  5800-333-022
------------------------------------------------------------------------------------------------

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11.3: Any invoices and/or project specific information provided for in this
Agreement shall be sent by first class mail, postage prepaid, addressed to the individual(s) identified in each applicable Exhibit.

                             SECTION 12: ASSIGNMENT
                             ----------------------

Neither party shall have the right to assign this Agreement or any of the rights or obligations hereunder without the prior written consent of the other party, which will not be unreasonably withheld.

                          SECTION 13: NON-SOLICITATION
                          ----------------------------

PAREXEL's staff are not nor shall they be deemed to be at any time during the term of this Agreement the employees of Sponsor. Sponsor agrees that neither it nor its subsidiaries or other affiliated companies shall directly or indirectly solicit for employment, employ or otherwise retain staff of PAREXEL during the term of this Agreement nor within the period of twelve (12) months following termination of this Agreement.

                             SECTION 14: DISCLAIMER
                             ----------------------

14.1: PAREXEL makes no representation or warranty that the product covered by this Agreement can, either during the term of this Agreement or thereafter, be successfully developed or, if so developed, will received the required approval by the U.S. Food and Drug Administration or other regulatory body. Sponsor acknowledges that its obligations to make payment to PAREXEL under Section 3 is independent of and shall not be effected by the results of the study.

14.2: Sponsor acknowledges that the services to be provided by PAREXEL hereunder are based upon information supplied by both PAREXEL and Sponsor, among other elements, accordingly, PAREXEL does not warrant such services to any specifications, functions or other standards, except as expressly set forth in this Agreement or any Exhibit attached hereto.

14.3: Each party's aggregate liability to the other, regardless of any theory of liability, for all claims, breach or default under this Agreement, shall be limited to proven, direct damages incurred. In no event shall either party be liable for special, indirect, incidental or consequential damages, including, without limitation, lost profits.

                         SECTION 15: DISPUTE RESOLUTION
                         ------------------------------

If a dispute arises between the parties relating to this Agreement, the parties shall meet in good faith to attempt to resolve the dispute. In the event the dispute is not resolved through negotiation within ten

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(10) days after said meeting, the parties shall submit to confidential, non-binding mediation before a mutually acceptable mediator. Each party shall designate at least one corporate officer with full authority to resolve the dispute who shall attend and participate in the mediation. If after mediation, the dispute remains unresolved, each party shall be free to pursue any available appropriate remedy at law. Each party shall bear its own legal fees and any costs incurred under this Section 15.

                              SECTION 16: DEBARMENT
                              ---------------------

PAREXEL represents that consistent with Section 306(a) and Section 306(b) of the Federal Food, Drug and Cosmetic Act (21 U.S.C. ss. 335(a) and 335(b)), none of its employees has been debarred and PAREXEL will not knowingly hire any debarred individual for performing services under this Agreement.

                            SECTION 17: MISCELLANEOUS
                            -------------------------

17.1: This Agreement constitutes the entire understanding between the parties on the subject matter defined herein and supersedes all prior contracts, agreements, and understandings relating to the same subject matter between the parties. No change or modification to this Agreement shall be effective unless it is in writing and signed by a duly authorized officer of PAREXEL and Sponsor.

17.2: This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, U.S.A., without regard to its conflict of laws provisions.

17.3: The terms of Section 3, 4, 6, 7, 10, 13 and 14, and the parties' obligations thereunder, shall survive termination or expiration of this Agreement and completion of PAREXEL's services hereunder.

         IN WITNESS THEREOF, the following have caused this Agreement to be executed by their respective duly authorized representatives effective as of this day and year above written.

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Accepted by:                                         Accepted by:

PAREXEL INTERNATIONAL, LLC                           REGENERX BIOPHARMACEUTICALS, INC.

Signature:  /s/ Josef H. von Rickenbach              Signature:  /s/ J.J. Finkelstein
           -----------------------------                         ---------------------
           Josef H. von Rickenbach                               Name: J.J. Finkelstein
           Chief Executive Officer and Chairman                  Title: President and CEO
           PAREXEL International, LLC

Date:            3/29/04                                         Date:    3/23/04


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